UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 2

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2009

NEONODE INC.
(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 0-8419

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Linnegatan 89, SE-115 23 Stockholm, Sweden&
651 Byrdee Way, Lafayette, CA. 94549
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:
+46 8 667 17 17 — Sweden
 1 925 768 0620 — USA

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 4.01                      Changes in Registrant’s Certifying Accountant

Item 9.01                      Financial Statements and Exhibits

Signatures

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On November 5, 2009 BDO Feinstein International AB ("BDO"), informed Neonode Inc. (the "Company") of its intent to resign as the Company's independent registered public accounting firm.

On November 6, 2009, the Audit Committee of the Board of Directors of the Company approved the replacement of BDO with KMJ/ Corbin & Company (“KMJ”) as the Company’s independent registered public accounting firm for the 2009 fiscal year.

During the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent interim period through November 5, 2009, the Company had (i) no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period and (ii) no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

BDO’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2007 and December 31, 2008 do not contain any adverse opinion or disclaimer of opinion, nor are qualified or modified as to uncertainty, audit scope, or accounting principles except with regard to the fact that the Company has suffered recurring losses and negative cash flows from operations and has a working capital deficiency that raise substantial doubt about its ability to continue as a going concern.  In addition, during the audit of the Company’s consolidated financial statements for the year ended December 31, 2007, management determined that the Company had certain material weaknesses relating to the Company’s revenue recognition policies and the accounting for certain financing transactions, including convertible debt and derivative financial instruments.  Also, during the audit of the Company’s consolidated financial statements for the year ended December 31, 2008, management determined that the Company had certain material weaknesses relating to the Company’s accounting for certain financing transactions, including convertible debt and derivative financial instruments.

During the fiscal years ended December 31, 2007 and December 31, 2008 and the subsequent interim period through November 5, 2009, neither the Company nor anyone on its behalf has consulted with KMJ regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K, or (iv) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, the Company has provided BDO a copy of the disclosures it is making in this Current Report on Form 8-K prior to filing with the SEC and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements.  This letter has been filed as Exhibit 16.1 to this Form 8-K/A.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter from BDO dated November 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEONODE, INC.

By:           /s/ David W. Brunton
Name:  David W. Brunton
Title:    Chief Financial Officer

Date: November 23, 2009